Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the fiscal year ended December 31, 2014 of RPX Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Heath, Chief Financial Officer and Senior Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 2, 2015
/s/ ROBERT HEATH
Robert Heath
Chief Financial Officer and Senior Vice President, Finance
(Principal Financial Officer)